                             USA BIOMASS CORPORATION
                              52300 ENTERPRISE WAY
                           COACHELLA, CALIFORNIA 92236






                                                                   May ___, 1999



To Our Stockholders:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of USA Biomass Corporation (the "Company") which will be held at 10:00 a.m., Pacific Daylight Time, on Friday, June 11, 1999, at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210 (the "Annual Meeting"). All holders of the Company's outstanding stock as of April 21, 1999 are entitled to vote at the Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting, and the stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy Card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.



                                            Sincerely,



                                            Robin Swanson
                                            Secretary

                             USA BIOMASS CORPORATION
                              52300 ENTERPRISE WAY
                           COACHELLA, CALIFORNIA 92236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON FRIDAY, JUNE 11, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of USA Biomass Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., Pacific Daylight Time, on Friday, June 11, 1999, at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210 (the "Annual Meeting") for the following purposes:

     1.  To elect a Board of Directors of nine members;

     2. To approve a Restated Certificate of Incorporation that temporarily alters the terms upon which shares of the Company's Series A 9% Convertible Preferred Stock are voluntarily convertible, effects certain non-substantive grammatical changes and consolidates and restates the Company's Certificate of Incorporation and amendments to the Certificate of Incorporation;

     3. To ratify the selection of Kelly & Company to audit the financial statements of the Company for the fiscal year beginning January 1, 1999; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 21, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.


                                           By Order of the Board of Directors



                                           Robin Swanson
                                           Secretary

Dated: May ___, 1999

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             USA BIOMASS CORPORATION
                              52300 ENTERPRISE WAY
                           COACHELLA, CALIFORNIA 92236


                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON FRIDAY, JUNE 11, 1999



                                VOTING AND PROXY

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of USA Biomass Corporation, formerly AMCOR Capital Corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Daylight Time, on Friday, June 11, 1999, at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210 (the "Annual Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, shares of the Company's Common Stock will be voted "for" the election as directors of the nine nominees listed thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

     At the close of business on April 21, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 7,783,988 shares of Common Stock, 747,500 shares of Series A 9% Convertible Preferred Stock ("Series A Preferred Stock"), and 404,414 shares of Series B Preferred Stock ("Series B Preferred Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. The holders of Series A Preferred Stock and the holders of Series B Preferred Stock are entitled to vote as separate classes at the Annual Meeting on Proposal 2, the approval of the Restated Certificate of Incorporation. Each share of Series A Preferred Stock and each share of Series B Preferred Stock entitles the holder of record thereof to one vote on Proposal 2. Only stockholders of record at the close of business on April 21, 1999 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

     Under Delaware law and the Company's Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. The election of each of the nine nominees identified in this Proxy Statement will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     Approval of amendments to the Certificate of Incorporation will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock (3,891,995 shares of the 7,783,988 shares outstanding), 66-2/3% of the issued and outstanding shares of Series A Preferred Stock (498,334 shares of the 747,500 shares outstanding) and 66-2/3% of the issued and outstanding shares of Series B Preferred Stock (269,609 shares of the 404,414 shares outstanding), voting separately as classes.

     Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any other matter will constitute the act of the stockholders provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about May 7, 1999 to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the nine nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees for director are, at present, directors of the Company.

     Each nominee's and other executive officers' name, age, office with the Company, if any, the year first elected as a director, if applicable, and certain biographical information regarding the nominees and other executive officers are set forth below:


              NAME                  AGE               POSITION                     DIRECTOR SINCE
              ----                  ---               --------                     --------------

         Fred H. Behrens            57      Chairman of the Board, Chief                1988
                                            Executive Officer and Director

         Robert A. Wright           62      President, Chief Operating Officer          1988
                                            and Director

         Eugene W. Tidgewell        49      Chief Financial Officer, Treasurer,         1999
                                            Vice President and Director

         Robin Swanson              43      Secretary                                   ----

         Marlene A. Tapie           43      Director                                    1988

         Dale P. Paisley            57      Director                                    1997

         Marlin T. McKeever         58      Director                                    1997

         Richard Mora               58      Director                                    1998

         Mike McDonald              58      Director                                    1998

         H. Glen Leason             74      Director                                    1999


NOMINEES FOR DIRECTORS

     FRED H. BEHRENS has served as the Chairman, the Chief Executive Officer, and a director of the Company since 1988 and previously served as Treasurer and Chief Financial Officer of the Company from 1990 to January 1998. Mr. Behrens has been actively involved with the Company and its affiliates since August 1979. From 1966 to 1971, Mr. Behrens was on the audit staff of Arthur Andersen
& Co.; between 1971 and 1973, he was a principal in a real estate development company; and from 1973 to August 1979, he was employed as a Vice President of an agricultural management company. Mr. Behrens holds a Bachelor of Science degree from the University of Minnesota School of Business Administration. Mr. Behrens is a general partner of Rancho California Partners II, a California limited partnership (the "Partnership"), which filed a voluntary Chapter 11 Reorganization Petition under the federal Bankruptcy Act to resolve certain issues with the Riverside County Tax Assessor's Office on or about March 20, 1996. The decision to file for reorganization was made to protect certain real property owned by the Partnership from foreclosure while the property was being reappraised. The issues raised in the Petition have been favorably resolved and the Partnership has dismissed the Petition.

     ROBERT A. WRIGHT has served as the President, the Chief Operating Officer, and a director of the Company since 1988. During the past 25 years Mr. Wright has been, and continues to be, a principal in and the President of a farm equipment and pre-fabricated metal building manufacturing company located in central Illinois. Mr. Wright also served as general partner or co-general partner for several agricultural real estate partnerships which were not organized by the Company or its affiliates. Mr. Wright holds a Bachelor of Science degree in Business (Management and Finance) from the University of Colorado. Mr. Wright is a general partner of the Partnership which filed a voluntary Chapter 11 Reorganization Petition under the federal Bankruptcy Act to resolve certain issues with the Riverside County Tax Assessor's Office on or about March 20, 1996. The decision to file for reorganization was made to protect certain real property owned by the Partnership from foreclosure while the property was being reappraised. The issues raised in the Petition have been favorably resolved and the Partnership has dismissed the Petition.

     MARLENE A. TAPIE has served as a director of the Company since 1988. Between 1979 and 1994, she served in various capacities including Vice President, Executive Secretary to the Chairman and Office Administrator. From 1992 through 1995, Ms. Tapie owned and operated a clothing company, Marlene & Company. In October 1994, she and her husband, Alan Tapie, a PGA golf professional, purchased a controlling interest in Buena Park Golf Center, a golf course and driving range located in Buena Park, California. Ms. Tapie also acts as Director of Operations for Morgan Rae, Inc., a publishing company located in Mission Viejo, California, which specializes in greeting cards and other paper gift items that are marketed and distributed worldwide.

     DALE P. PAISLEY has served as a director of the Company since February 1997. From December 1995 to April 1997, he was Chief Financial Officer and from September 1996 to April 1997, a director of TravelMax International, Inc. From May 1993 to December 1995, Mr. Paisley provided accounting and financial consulting services to Pacific Snax Corporation. From mid-1991 through mid-1993, Mr. Paisley was Chief Operating Officer of CMS Capital Ventures, a Newport Beach, California firm specializing in providing financial and asset-management services to the Resolution Trust Corporation and the Federal Deposit Insurance Corporation. During the past 5 years, Mr. Paisley has also provided financial consulting services to companies such as Telluride Management Solutions, Directors Mortgage Loan Company and Admor Memory Corporation. From 1977 to 1991, Mr. Paisley was a partner in the accounting firm of Coopers & Lybrand. Mr. Paisley directed that firm's mergers and acquisitions practice and was responsible for services provided to Shearson Lehman Brothers. Mr. Paisley holds a Bachelor of Arts degree in Accounting from San Diego State University and is a CPA. On August 15, 1997, a complaint for damages was filed by TravelMax International, Inc. in the Superior Court of Orange County, California which alleges that certain conduct by the therein specified defendants, including Mr. Paisley, purportedly resulted in damages to TravelMax International, Inc. in an unascertained amount, but believed to be in excess of $13,000,000. The causes of action alleged in that complaint against Mr. Paisley are (i) fraud, (ii) breach of fiduciary duty, (iii) negligence, (iv) conversion, (v) misappropriation of funds, (vi) money had and received, (vii) unjust enrichment, and (viii) determination of a constructive trust. Mr. Paisley denies the allegations specified in that complaint.

     MARLIN T. MCKEEVER has served as a director of the Company since February 1997. Mr. McKeever has been the Vice President of Sales at Andreini & Company, an insurance brokerage firm located in Orange County, California, since 1989. Prior to that Mr. McKeever was Vice President of another insurance brokerage firm, Johnson & Higgins, also located in Orange County, California. Mr. McKeever was also a professional football player with several teams, including the Los Angeles Rams, Minnesota Vikings and Washington Redskins, from 1961 through 1973. Mr. McKeever holds a Bachelors Degree in Finance from the University of Southern California, a Masters Degree in Business from the University of Southern California and has been licensed as an insurance broker in California since 1974.

     RICHARD MORA has served as a director of the Company since April 1998. Prior to that, Mr. Mora served as President and Chief Operating Officer of Coastcast Corporation from 1995 to 1998 and served as President and Chief Executive Officer of Coastcast Corporation during 1998. From 1992 to 1995, Mr. Mora was Chief Operating Officer of Pharmavite Corporation, a manufacturer and distributor of nutritional supplements. Prior to that, Mr. Mora had held various sales and management positions with Bergen Brunswig from 1969 to 1992.
Mr. Mora holds a Bachelor of Arts Degree from Occidental College.

     MIKE MCDONALD has served as a director of the Company since June 1998. Mr. McDonald was employed by Baxter International of Deerfield, Illinois from 1967 to 1993, advancing from Sales Representative to Vice President, Sales and Sales Operations of that company's I.V. Systems Division. From 1991 to 1994, Mr. McDonald was President of CareMark Therapeutic Services, a division of Baxter International of Redlands, California. Mr. McDonald served as Vice President for Disease Management from 1994 when CareMark Therapeutic Services was spun off from Baxter International until 1997 when CareMark Therapeutic Services was acquired by MedPartners. Mr. McDonald is on the Advisory Board of the University of Southern California School of Pharmacy and the Boards of Directors of InfoCare, Inc. and Millenium Health, Inc. Mr. McDonald holds a Bachelors Degree in Public Administration from the University of Southern California.

     EUGENE W. TIDGEWELL has served as the Chief Financial Officer and Treasurer and as a Vice President of the Company since January 1998 and has served as a Director of the Company since February 1999. Mr. Tidgewell was an audit manager at Kelly & Company, the Company's independent auditors, from 1989 to 1998. Mr. Tidgewell holds a Bachelor of Science Degree in Business Administration (Accounting) from the University of Notre Dame and is a Certified Public Accountant in the State of California.

     H. GLEN LEASON has served as a director of the Company since February 1999. >From 1984 to the present, Mr. Leason has served as a Senior Vice President with Torrey Pines Securities. Prior to that, Mr. Leason served in the United States Navy Submarine Service from 1943 to 1946, was a securities broker with Leason & Company in Chicago, Illinois from 1946 through 1960, eventually becoming Vice President for its initial public offering department in Newport Beach, California, was a Vice President in the initial public offering department at R.J. Henderson & Co. in Newport Beach, California from 1960 to 1966, was an Emerging Growth Stock Vice President with Jefferies & Co. in Newport Beach, California from 1966 until Jefferies & Co. was purchased in 1969, and rejoined Leason & Company as President until 1973. From 1973 to 1978, Mr. Leason retired and worked as a private consultant. From 1978 to 1984, Mr. Leason worked with Wedbush Securities and then with McDonald, Krieger & Bowyer in Beverly Hills, California. Mr. Leason completed various courses at Northwestern University and Loyola Marymount University, is a registered representative with the NASD and holds a principal's license.

OTHER EXECUTIVE OFFICERS

     ROBIN SWANSON has served as Corporate Secretary of the Company since May 1996. Ms. Swanson is also the Company's Office Administrator. From 1993 to 1996, Ms. Swanson served as the Office Manager for Swanson Financial Group, LLP in Palm Desert, California. From 1982 to 1993, Ms. Swanson worked in the capacity of Executive Secretary and Office Manager in Houston, Texas for The Horne Company Realtors, Real Vest Corporation, Eastdil Realty, Inc. and Nevins, Inc. >From 1979 to 1982, Ms. Swanson served as Purchasing Agent for Phi-Technologies located in Oklahoma City, Oklahoma.

BOARD OF DIRECTORS MEETINGS

     The Board of Directors of the Company held 13 meetings during the fiscal year ended August 31, 1998 and took action by unanimous written consent on 47 occasions. Each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the fiscal year ended August 31, 1998 (held during the period for which he has been a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he served during the fiscal year ended August 31, 1998 (held during the period that he served).

     All directors hold office until the next annual meeting of stockholders of the Company and the election and qualification of their successors. Officers are appointed by, and serve at the discretion of, the Board of Directors.

COMMITTEES

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has no nominating committee. Selection of nominees for the Board of Directors is made by the entire Board of Directors.

     The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews the Company's financial statements for each interim period, and reviews and evaluates the Company's internal audit and control functions. The Audit Committee currently consists of Messrs Paisley, Mora and McDonald. The Audit Committee held 3 meetings during the fiscal year ended August 31, 1998.

     The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees and consultants of the Company. The Compensation Committee currently consists of Mr. McKeever, Ms. Tapie and Mr. Mora. The Compensation Committee held 2 meetings during the fiscal year ended August 31, 1998.

     The Stock Option Committee selects the persons entitled to receive options under the Company's Stock Option Plan and establishes the number of shares, exercise price, vesting period and other terms of the options granted under the 1994 Stock Option Plan and the 1997 Stock Option Plan. The Stock Option Committee consists of Messrs. McKeever and Wright. The Stock Option Committee did not meet during the fiscal year ended August 31, 1998.

DIRECTORS' COMPENSATION

     The Company's outside directors receive $500 per meeting of the Board of Directors and $250 per meeting of any committee of the Board of Directors. In addition, each member of the Board of Directors received options on August 28, 1998 to purchase up to 15,000 shares of the Company's Common Stock at $3.00 per share, the then closing price of the Company's Common Stock. Effective August 28, 1998, options to purchase up to an aggregate of 50,000 shares of the Company's Common Stock that were granted to the Company's outside directors at various times between March 1997 and June 1998 pursuant to the Company's 1994 and 1997 Stock Option Plans were canceled without consideration.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's Common Stock ("reporting persons") to file initial reports of ownership and reports of changes in ownership with the SEC. Such reporting persons are required by SEC regulations to furnish the Company with copies of all such reports that they file.

     Based solely upon a review of copies of such reports furnished to the Company during its fiscal year ended August 31, 1998 and thereafter, or any written representations received by the Company from reporting persons that no other reports were required, the Company believes that, during the Company's 1998 fiscal year, all Section 16(a) filing requirements applicable to the Company's reporting persons were complied with except that Mr. Behrens, the Company's Chairman and Chief Executive Officer, inadvertently failed to file on a timely basis a Form 4 with respect to purchases of an aggregate of 3,800 shares in October 1998; Gene Tidgewell, the Chief Financial Officer and Treasurer and a Vice President of the Company, failed to file on a timely basis a Form 4 with respect to the repricing of a stock option; Mike McDonald, a director of the Company, failed to file on a timely basis a Form 4 with respect to his purchase of 3,000 shares in September 1998; Marlin McKeever, a director of the Company, failed to file on a timely basis a Form 4 with respect to his wife's purchase of 1,000 shares in December 1997; and each member of the Board of Directors inadvertently failed to file on a timely basis Form 4s with respect to a grant to each member on August 28, 1998 of options to purchase up to 15,000 shares of the Company's Common Stock. In December 1998, each of these persons filed late Form 4s reflecting these transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 21, 1999, certain information with respect to (i) each director of the Company, (ii) the Named Executives (as defined under the heading "Executive Compensation" below) and (iii) all directors and executive officers of the Company as a group. Other than as described below, no other person is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Commission. Each person set forth below is a director of the Company.



    NAME AND ADDRESS                        TITLE OF              AMOUNT AND NATURE OF                    PERCENT
   OF BENEFICIAL OWNER                       CLASS                BENEFICIAL OWNERSHIP (1)                OF CLASS
   -------------------                      --------              ------------------------                --------

Fred H. Behrens(2)                      Common Stock                       1,051,291                       13.09%
52300 Enterprise Way
Coachella, California 92236

Robert A. Wright(3)                     Common Stock                         864,507                       10.86%
52300 Enterprise Way
Coachella, California 92236

H. Glen Leason(4)                       Common Stock                         103,670                        1.32%
77-955 Calle Arroba                     Series A Preferred Stock              18,900                        2.53%
La Quinta, California 92253

Marlene Tapie(5)                        Common Stock                          89,167                          *
52300 Enterprise Way
Coachella, California 92236

Eugene W. Tidgewell(6)                  Common Stock                          20,000                          *
52300 Enterprise Way
Coachella, California 92236

Mike McDonald                           Common Stock                           3,000                          *
52300 Enterprise Way
Coachella, California 92236

Marlin McKeever(7)                      Common Stock                           1,000                          *
52300 Enterprise Way
Coachella, California 92236

Dale Paisley                                    __                                __                         __
52300 Enterprise Way
Coachella, California 92236

Richard Mora                                    __                                __                         __
52300 Enterprise Way
Coachella, California 92236

All Directors and Executive             Common Stock                       2,135,135                       25.74%
Officers as a group                     Series A Preferred Stock              18,900                        2.53%
(10 persons)(8)


---------------
*  Represents less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after April 15, 1999, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

(2) Includes 583,681 shares of Common Stock held by Behrens Partners, Ltd., a family limited partnership controlled by Mr. Behrens. Also includes (i) 207,355 shares of Common Stock held in escrow on behalf of Mr. Behrens,
     (ii) 13,300 shares held in an IRA account, and (iii) 246,955 shares of Common Stock underlying options.
(3) Includes (i) 110,654 shares of Common Stock held by Wright Family Partners, Ltd., a family limited partnership controlled by Mr. Wright, (ii) 447,533 shares of Common Stock held in escrow on behalf of Mr. Wright, (iii) 130,392 shares held in an IRA account, and (iv) 175,928 shares of Common Stock underlying options.
(4) Includes 34,020 shares of Common Stock underlying 18,900 shares of Series A Preferred Stock and 69,650 shares of Common Stock held in an IRA account.
(5)  Includes 31,250 shares of Common Stock underlying options.
(6)  Represents 20,000 shares of Common Stock underlying options.
(7) Represents 1,000 shares held by Mr. McKeever's wife, over which Mr. McKeever disclaims beneficial ownership.
(8) Includes 476,633 shares of Common Stock underlying options and 34,020 shares of Common Stock underlying 18,900 shares of Series A Preferred Stock.

EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company of the Company's Chief Executive Officer and the only other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the fiscal years ended August 31, 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation
                                ------------------------------------------------
                                                                   Other Annual
              Name and                             Salary          Compensation
         Principal Position          Year            ($)                ($)
         ------------------          ----          ------          -------------

         Fred H. Behrens             1998           152,500             15,864
         Chairman and Chief          1997           120,000              5,724
         Executive Officer           1996           120,000              8,994

         Robert A. Wright            1998           133,081             15,080
         President and Chief         1997           120,000             11,519
         Operating Officer           1996           120,000             23,038

----------

(1) Effective September 1, 1998, Messrs. Behrens and Wright agreed to reduce their annual salaries to $75,000.
(2) Includes premiums paid by the Company pursuant to $2.0 million key person insurance policies on each of the lives of Messrs. Behrens and Wright. According to the provisions of those policies, $2.0 million would be paid upon the death of either Messrs. Behrens or Wright, of which $1.0 million would be paid to the Company and $1.0 million would be paid to each insured's beneficiaries.

STOCK OPTION GRANTS IN 1998

     The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1997 Stock Option Plan during fiscal 1998 to each of the Named Executives. The Company has never granted any stock appreciation rights.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   Individual Grants
                            --------------------------------------------------------------
                             Number of       Percent of
                            Securities         Total
                            Underlying        Options            Exercise
                              Options        Granted to          or Base
                              Granted        Employees in         Price         Expiration
             Name               (#)          Fiscal Year         ($/Sh)            Date
             ----           ----------       ------------        --------       ----------

       Fred H. Behrens        15,000            4.5%              $3.00            8/28/08

       Robert A. Wright       15,000            4.5%              $3.00            8/28/08


OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at August 31, 1998 and the value of unexercised in-the-money options at August 31, 1998 for the Named Executives in the Summary Compensation Table above. The Named Executives did not hold any stock appreciation rights during fiscal 1998.


                                            FISCAL YEAR-END OPTION VALUES

                             Number of Securities         Value of Unexercised
                            Underlying Unexercised            in-the-Money
                              Options at Fiscal            Options at Fiscal
                                 Year-End(#)                  Year-End($)
                                 Exercisable/                 Exercisable/
             Name               Unexercisable              Unexercisable(1)
             ----           ----------------------        --------------------

      Fred H. Behrens           246,955/15,000                $345,737/$0

      Robert A. Wright          175,928/15,000                $246,299/$0

----------

(1) Based upon the closing price of the Company's Common Stock on August 28, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Between 1981 and 1986, the Company, in its capacity as general partner and/or placement agent, raised approximately $200 million in private placement syndications. This syndication activity resulted in the formation of approximately 137 limited partnerships, which acquired real estate for agribusiness or development and resale purposes. Partnership liquidations have reduced this total to 14 limited partnerships as of August 31, 1998. The Company expects that all but five of the limited partnerships will file final tax returns for calender 1998 pursuant to liquidation plans that are now in process, and that the remaining five partnerships will be terminated in fiscal 1999.

     As a result of the liquidation of various partnerships, the Company acquired much of the acreage of those liquidated partnerships for (i) payment of promissory notes payable to the Company from those liquidated partnerships, (ii) Common Stock of the Company, (iii) preferred stock of the Company, or (iv) purchase money promissory notes from the Company. Much of the Company's business during fiscal 1998 consisted of managing the (a) operating vineyard properties acquired from those liquidated partnerships and (b) remaining affiliated limited partnerships. Therefore, much of the Company's revenues during fiscal 1998 were derived from agribusiness land management and management of land acquired for development or resale, activities which are planned to be discontinued pursuant to the Plan. The Company also was eligible to participate in any appreciation, subject to certain provisions relating to limited partners' returns, realized in the sale of land acquired for development or resale.

     Pursuant to the Company's management relationship with the remaining affiliated limited partnerships, those partnerships were indebted to the Company during fiscal 1998 in the form of promissory notes, accounts receivable and other advances. Accounts receivable by the Company from limited partnerships consisted primarily of costs incurred by the Company on behalf of those limited partnerships and advances to those limited partnerships. Those costs and advances totaled $9,091,834 at August 31, 1998, are due on demand, and are without interest. The Company has promissory notes and advances payable to the limited partnerships occurring from farming activities. On August 31, 1998, the advances and notes payable to related parties were $1,614,558 and $2,409,469, respectively, compared with $620,000 of advances and $2,196,027 of notes payable at August 31, 1997. The August 31, 1998 balance sheet includes an unsecured promissory note payable in November 1998 to an employee in the amount of $370,189, with interest at 8% during fiscal 1998.

     On November 30, 1995, the Company acquired a 50% interest in PS III Farms, L.L.C., which leases 6,490 acres to one of the limited liability company members which is not affiliated with the Company. The lease expires September 30, 1999 and has a renewal option with terms subject to mutual agreement. The primary crop grown on the farm is potatoes. Consistent with the Plan, the Company intends to sell its 50% interest to its partner during fiscal 1999, and negotiations are in process.

     The Company holds a 99% ownership interest in Las Palomas Country Club Estates LLC, a California limited liability company, which acts as the development entity for the golf course owned by Lake Valley Realty Partners, an affiliated partnership ("Lake Valley"), and a residential building lot development in Texas which is owned by Lake Valley. Fred H. Behrens, Chairman, Chief Executive Officer, director, and principal shareholder of the Company holds a 1% ownership interest in Las Palomas Club Estates LLC. The Company also holds a 99% ownership interest in AMCOR Builders LLC, which manages the construction operations of the Company in Texas. Robert A. Wright, President, Chief Operating Officer, director and principal shareholder of the Company holds a 1% ownership interest in AMCOR Builders LLC. The Company holds a 99% ownership interest in AMCOR Biomass Farms LLC. Enterprise Packing Company ("EPC") owns 442 limited partnership interests issued by Lake Valley. Mr. Behrens and Mr. Wright are the only general partners of Lake Valley and EPC. There are 2,600 limited partnership interests of Lake Valley presently issued and outstanding. Therefore, by attribution of their ownership interests in EPC, Messrs. Behrens and Wright jointly own 17% of the issued and outstanding limited partnership interests of Lake Valley.

     In December 1997, Messrs. Behrens and Wright agreed, at the lenders' request, to personally guarantee $4,250,000 of debt financing obtained by the Company from GMAC Credit Corporation and TexStar Bank in connection with the Las Palomas golf course/subdivision project. In consideration for the guarantee, the Company agreed to pay to Messrs. Behrens and Wright a loan guarantee fee in the aggregate amount of $212,500. Messrs. Behrens and Wright assigned to the Company their rights to this guarantee fee effective August 31, 1998 as described below.

     As of August 31, 1998, Messrs. Behrens and Wright had loaned the Company a total of $1,445,342, summarized as follow. Mr. Wright loaned the Company $140,158.50 as evidenced by an unsecured promissory note dated August 26, 1998, payable on December 31, 1999 with interest at 10% per annum. Wright Family Partners, Ltd., a family limited partnership controlled by Mr. Wright ("WFPL"), loaned the Company $400,000 as evidenced by an unsecured promissory note dated August 1, 1998, payable July 31, 1999 with interest at 12% per annum and an origination fee of $20,000. Mr. Behrens loaned the Company $815,184 as evidenced by an unsecured promissory note dated June 1, 1998, payable on December 31, 2001 with interest at 10% per annum. Mr. Behrens advanced the Company $90,000 as evidenced by an unsecured promissory note dated June 1, 1998 payable on December 31, 2001 with interest at 10% per annum accruing on (i) $40,000 from January 12, 1998, (ii) $25,000 from May 21, 1998 and (iii) $25,000 from May 22, 1998. The interest rate on each of these notes was reduced to 8% per annum effective August 31, 1998 as described below.

     The Company made advances to EPC during fiscal 1998 in the amount of $651,029. At August 31, 1998, $913,632 remained unpaid and outstanding. This debt was memorialized in an unsecured promissory note dated September 1, 1998 made by EPC in favor of the Company, payable on January 1, 2000 with interest at 8% per annum as described in the following paragraph.

     The Company entered into an agreement effective as of August 31, 1998 among the Company, EPC, Messrs. Behrens and Wright and WFPL. Pursuant to the agreement: (i) EPC assigned to the Company all right, title and interest in and to amounts due to EPC from Lake Valley in connection with the financing of the Las Palomas project; (ii) Messrs. Behrens and Wright assigned to the Company all right, title and interest in and to the $212,500 loan guarantee fee relating to the Las Palomas financing and in and to a $336,000 loan guarantee fee promised to Messrs. Behrens and Wright in April 1996 in connection with their agreement to guarantee certain restructured indebtedness relating to the 600-acre parcel of land located in Rancho California that was sold by the Company in August 1998; (iii) the amount due from EPC to the Company in connection with advances described in the preceding paragraph was reduced by the value of the rights assigned by EPC, Messrs. Behrens and Wright and WFPL as described in clauses (i) and (ii) above (the "Reduced EPC Debt"); (iv) the interest rates payable by the Company in connection with notes payable by the Company to each of Messrs. Behrens and Wright and WFPL as described above in this Item 12 were reduced to 8% per annum from rates of 10% and 12%; (v) the Reduced EPC Debt was memorialized in an unsecured promissory note dated September 1, 1998, payable on January 1, 2000 with interest at the rate of 8% per annum; (vi) Messrs. Behrens and Wright and WFPL agreed not to require repayment prior to January 1, 2000 of any amounts due under or in connection with the notes and advances referred to in clause (iii) above in excess of the Reduced EPC Debt; and (vii) the Company agreed not to require repayment prior to January 1, 2000 of amounts due under or in connection with the Reduced EPC Debt.

     Effective February 28, 1998, the Company retired an aggregate of 404,414 shares of Series B Preferred Stock that were issued to three affiliated limited partnerships as part of a transaction arranged by the Company pursuant to which the Company agreed to reduce the amount of debt owed to the Company by Lake Valley by $4,044,140 in exchange for the issuance by Lake Valley to the partnerships of promissory notes collateralized by a first priority security interest in certain real property owned by Lake Valley and the payment by Lake Valley to the Company of a financing fee of approximately $417,000. Subsequently, Lake Valley inadvertently failed to record the partnerships' security interest in the real property prior to the recordation by a third party of a security interest in the real property. In light of the inability of Lake

Valley to provide to the partnerships a first priority security interest in the real property, the Company rescinded the foregoing transactions and reissued the 404,414 shares of Series B Preferred Stock effective as of February 28, 1998. Each share of Series B Preferred Stock is convertible at any time at the option of the holder into one fully paid nonassessable share of the Company's Common Stock. In addition, each share of Series B Preferred Stock is automatically converted into one fully paid nonassessable share of Common Stock upon a change in control during any twelve month period or upon sale of all or substantially all of the assets of the Company.

     The Company rents its corporate headquarters and table grape processing cold storage facility from EPC, a general partnership controlled by Messrs. Behrens and Wright, at an annual rental of $156,000, which is the same rate paid by EPC to the third party owner of the building. An agreement has been reached with the third party owner of the building whereby effective after June 30, 1999, the Company will rent the executive office space only directly from the third party owner of the building at a monthly rental of $3,000 for a two-year term, which agreement may be terminated by the Company with 90 days' advance written notice.

     H. Glen Leason has been a director of the Company since February 1999 and a Senior Vice President of Torrey Pines Securities since 1984. As a Senior Vice President at Torrey Pines Securities, prior to becoming a director of the Company Mr. Leason received from Torrey Pines Securities approximately $75,000 in gross commissions for assisting the Company in its September 1997 offering of shares of Series A 9% Convertible Preferred Stock.

     On October 22, 1998, the Company confirmed in writing to Mr. Leason the arrangement between the Company and Mr. Leason concerning the proposed sale or hypothecation of the Company's $10 million note receivable secured by the 600-acre parcel of land in Rancho California sold by the Company in August 1998. The arrangement allows for a 2% placement fee to be paid to Mr. Leason from the proceeds of the sale or hypothecation of the note if Mr. Leason's efforts to locate a suitable financing party are successful.

                      RESTATED CERTIFICATE OF INCORPORATION

                                  (Proposal 2)

     The Company's Certificate of Incorporation authorizes the issuance of up to 812,500 shares of Series A Preferred Stock. At the close of business on April 21, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 747,500 shares of Series A Preferred Stock and 7,783,988 shares of Common Stock. As of April 21, 1999, the closing price of a share of Series A Preferred Stock was $5.00 and the closing price of a share of Common Stock was $2.125.

     The only feature of the Series A Preferred Stock proposed to be changed substantively pursuant to the adoption of the Restated Certificate of Incorporation is the terms upon which shares of Series A Preferred Stock are voluntarily convertible into shares of Common Stock. As discussed in further detail below, the proposed adjustment in the voluntary conversion rights of holders of Series A Preferred Stock pursuant to the Restated Certificate of Incorporation would temporarily allow holders of Series A Preferred Stock to convert their shares of Series A Preferred Stock into more shares of Common Stock than they would otherwise be entitled to convert such shares under the Certificate of Incorporation and temporarily allow the Company to pay accumulated, accrued or unpaid dividends upon conversion in shares of Common Stock rather than in cash. In addition, to the extent that the proposed adjustment resulted in holders of Series A Preferred Stock converting their shares of Series A Preferred Stock into shares of Common Stock, the Company would be relieved of its obligations to pay any dividends that would otherwise accrue in the future if such shares of Series A Preferred Stock were not converted.

     Under both the Certificate of Incorporation as presently in effect and the Restated Certificate of Incorporation, shares of Series A Preferred Stock are entitled to cumulative (but not compounded) dividends on such shares at an annual rate of 9% for each quarterly period, which quarterly periods commence on October 1, January 1, April 1 and July 1. Dividends are cumulative and accrue quarterly from the date of original issue of shares of Series A Preferred Stock and are payable if, when, and as declared by the Company's Board of Directors. As of April 21, 1999, the Company was in arrears as to quarterly dividends for each quarterly dividend period commencing July 1, 1998 and ending March 31, 1999.

     Presently, each share of Series A Preferred Stock is convertible into shares of Common Stock at any time at the option of the holder at a conversion price of $5.55 per share of Common Stock. The Certificate of Incorporation provides that upon conversion of any shares of Series A Preferred Stock, the holder shall be entitled to receive in cash any accumulated, accrued or unpaid dividends on such shares of Series A Preferred Stock and the value of any fractional shares of Common Stock resulting from the conversion. Therefore, the holder of 1 share of Series A Preferred Stock is entitled to voluntarily convert such share into 1 share of Common Stock and cash equal to the value of 0.801018 shares ($10.00/$5.55 - 1) of Common Stock plus all accumulated, accrued or unpaid dividends on such share of Series A Preferred Stock.

     If adopted, the Restated Certificate of Incorporation would temporarily adjust the terms upon which shares of Series A Preferred Stock are voluntarily convertible. The Restated Certificate of Incorporation provides that during the period from the filing of the Restated Certificate of Incorporation with the Delaware Secretary of State's office through 5:00 p.m. on December 31, 1999, each share of Series A Preferred Stock would be convertible at the option of the holder into shares of Common Stock at a conversion price of $2.50 per share of Common Stock, and payment of any accumulated, accrued or unpaid dividends with respect to such share would be made in additional shares of Common Stock at the same rate. Therefore, under the Restated Certificate of Incorporation, the holder of 1 share of Series A Preferred Stock would be entitled on or before 5:00 p.m. on December 31, 1999 to voluntarily convert such share into 4 shares ($10.00/$2.50) of Common Stock and to receive such number of additional shares of Common Stock as is determined by dividing the amount of any accumulated, accrued or unpaid dividends with respect to such share of Series A Preferred Stock by $2.50. After 5:00 p.m. on December 31, 1999, shares of Series A Preferred Stock would again be voluntarily convertible at a conversion price of $5.55 per share, with the value of any fractional shares of Common Stock and all accumulated, accrued or unpaid dividends on such shares of Series A Preferred Stock being paid in cash by the Company to the holder upon conversion.

     As stated above, the proposed adjustment in the voluntary conversion rights of holders of Series A Preferred Stock pursuant to the Restated Certificate of Incorporation would temporarily allow holders of Series A Preferred Stock to convert their shares of Series A Preferred Stock into more shares of Common Stock than they would otherwise be entitled to convert such shares under the Certificate of Incorporation and temporarily allow the Company to pay accumulated, accrued or unpaid dividends upon conversion in shares of Common Stock rather than in cash. In addition, to the extent that the proposed adjustment resulted in holders of Series A Preferred Stock converting their shares of Series A Preferred Stock into shares of Common Stock, the Company would be relieved of its obligations to pay any dividends that would otherwise accrue in the future if such shares of Series A Preferred Stock were not converted. A copy of the Restated Certificate of Incorporation is attached as EXHIBIT A to this Proxy Statement and incorporated herein by reference.

     The Company's stockholders will not recognize gain or loss upon the effectiveness of the adoption of the Restated Certificate of Incorporation for federal income tax purposes. Stockholders should consult their own tax advisors concerning any state, local or foreign tax consequences of the adoption of the Restated Certificate of Incorporation, and holders of shares of Series A Preferred Stock should consult their own tax advisors concerning any federal, state, local or foreign tax consequences that may occur in connection with their conversion of shares of Series A Preferred Stock on the terms set forth in the Restated Certificate of Incorporation.

     The Board of Directors of the Company recommends a vote "for" the adoption of the Restated Certificate of Incorporation.

                              INDEPENDENT AUDITORS

                                  (Proposal 3)

     The Board of Directors has selected the certified public accounting firm of Kelly & Company to audit and comment on the Company's financial statements for the fiscal year ending December 31, 1999, and conduct whatever audit functions are deemed necessary pursuant thereto. Kelly & Company audited the Company's 1998 financial statements included in the 1999 Annual Report to Stockholders.

     It is anticipated that a representative of Kelly & Company will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                              STOCKHOLDER PROPOSALS

     Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before January 4, 2000, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             USA BIOMASS CORPORATION

                                     -------

                  Pursuant to Sections 211, 242 and 245 of the
                        Delaware General Corporation Law
                                     -------

         USA Biomass Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"), does hereby certify as follows:

         FIRST: The present name of the Corporation is USA Biomass Corporation, and the Corporation was originally incorporated under the Delaware General Corporation Law on March 10, 1988 under the name North America Search Corp.

         SECOND: This Restated Certificate of Incorporation restates and integrates and further amends the Corporation's Certificate of Incorporation, as follows:

                                    ARTICLE I

         The name of the Corporation is USA Biomass Corporation.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805-1297. The name of its registered agent at such address is Corporation Service Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

         A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 27,000,000 shares, of which 25,000,000 shares shall be Common Stock, $.002 par value per share, and 2,000,000 shares shall be Preferred Stock, $.01 par value per share. Of the 2,000,000 shares designated as Preferred Stock, 812,500 shares shall be designated as "Series A 9% Convertible Preferred Stock" and shall have the rights, preferences, privileges and restrictions specified in Section E of this
Article IV, 750,000 shares shall be designated as "Series B Preferred Stock" and shall have the rights, preferences, privileges and restrictions specified in Section F of this Article IV, and 437,500 shares shall be undesignated Preferred Stock.

         B. All or any part of the shares of the Preferred Stock or Common Stock of the Corporation may be issued by the Corporation from time to time and for such consideration as may be determined and fixed by the Board of Directors of the Corporation, as provided by law, with due regard to the interests of the existing stockholders of the Corporation; and when such consideration has been received by the Corporation, those shares shall be deemed fully paid and non-assessable.

         C. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the 437,500 shares of undesignated Preferred Stock of the Corporation in series, and by filing a certificate pursuant to the Delaware General Corporation Law, to establish from time to time the number of shares of such Preferred Stock to be included in each such series, and to determine the designations, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following:

                  1. The number of shares constituting that series and the distinctive designation of that series;

                  2. The dividend rate, if any, for the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends for shares of that series;

                  3. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of those voting rights;

                  4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in those events as the Board of Directors shall determine;

                  5. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which those shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary in different conditions and at different redemption dates;

                  6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of that sinking fund;

                  7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up the Corporation, and the relative rights of priority, if any, for payment of shares of that series; and

                  8. Any other relative rights, preferences and limitations of that series.

         E. The rights, preferences, privileges and restrictions of the Series A 9% Convertible Preferred Stock shall be as follows:

                  1. PRIORITY. Shares of Series A 9% Convertible Preferred Stock shall rank prior to the Corporation's Common Stock with respect to the payment of dividends and upon liquidation. The Series B Preferred Stock and other classes of Preferred Stock shall be subordinated to and shall rank junior to the Series A 9% Convertible Preferred Stock with respect thereto; provided, however, that holders of Series A 9% Convertible Preferred Stock, by vote or written consent of the holders of 66-2/3% or more of the then outstanding Series A 9% Convertible Preferred Stock, may elect from time to time to allow other series or classes of Preferred Stock to rank senior to the Series A 9% Convertible Preferred Stock with respect to dividends, assets or liquidation. The Corporation may create additional classes of stock, increase the authorized number of shares of Preferred Stock or issue series of Preferred Stock which rank on a parity with the Series A 9% Convertible Preferred Stock with respect, in each case, to the payment of dividends and amounts upon liquidation, dissolution or winding up of the Company ("Parity Stock") without the consent of any holder of Series A 9% Convertible Preferred Stock.

                  2. DIVIDENDS.

                       (a) Dividend rates on the shares of Series A 9% Convertible Preferred Stock shall be at an annual rate of 9% for each quarterly dividend period ("Quarterly Dividend Period"), which Quarterly Dividend Periods shall commence on October 1, January 1, April 1 and July 1 in each year and shall end on and include the day immediately preceding the first day of the next Quarterly Dividend Period. Dividends shall be cumulative (but not compounded) and accrue quarterly from the date of original issue of the Series A 9% Convertible Preferred Stock and shall be payable, if, when, and as declared by the Board of Directors of the Corporation, on October 1 (in respect of the Quarterly Dividend Period beginning the preceding July 1); January 1 (in respect of the Quarterly Dividend Period beginning the preceding October 1); April 1 (in respect of the Quarterly Dividend Period beginning the preceding January 1); and July 1 (in respect of the Quarterly Dividend Period beginning the preceding April 1) of each year. Each dividend shall be paid to the holders of record of the Series A 9% Convertible Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 60 days nor less than 10 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof. If declared, dividends shall be payable in cash.

                       (b) No dividends shall be payable on any shares of any class of the Corporation's capital stock ranking junior and subordinate to the Series A 9% Convertible Preferred Stock as to the payment of dividends, unless all accrued dividends on the Series A 9% Convertible Preferred Stock to the record date of the proposed dividends on the junior class and subordinate shall have been paid or have been declared and an amount sufficient for the payment of those dividends reserved.

                       (c) Upon any conversion of any shares of Series A 9% Convertible Preferred Stock, as described in Paragraph 5 of this Section E, the holders thereof shall be entitled to receive in cash or in additional shares of Common Stock, as the case may be, any accumulated, accrued or unpaid dividends in respect of such shares of the Series A 9% Convertible Preferred Stock.

                  3. LIQUIDATION PREFERENCE.

                       (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series A 9% Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus and whether or not any dividends as such are declared, $10.00 per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Series B Preferred Stock, the Common Stock or any other class of shares or series thereof ranking junior and subordinate to the Series A 9% Convertible Preferred Stock with respect to the distribution of assets.

                       (b) For purposes of this Paragraph 3, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations with or into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization in which consolidation, merger, sale of assets or reorganization the stockholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of the Corporation hold more than 50% of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a liquidation, dissolution, or winding up within the meaning of this Paragraph 3.

                       (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, specifying a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date elected therein, to the holders of record of the Series A 9% Convertible Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

                       (d) No payment on account of such liquidation, dissolution or winding up of the affairs of the Corporation shall be made to the holders of any class or series of stock ranking on a parity with the Series A 9% Convertible Preferred Stock in respect of the distribution of assets, unless there shall also be paid at the same time to the holders of the Series A 9% Convertible Preferred Stock similar proportionate distributive amounts, ratably, in proportion to the fully distributive amounts to which they and the holders of such Parity Stock are respectively entitled with respect to such preferential distribution.

                  4. VOTING RIGHTS. Except as specified in Paragraphs 1 and 6 of this Section E, the holders of Series A 9% Convertible Preferred Stock shall not have any voting powers, either general or special.

                  5. CONVERSION.

                       (a) VOLUNTARY CONVERSION. Each share of Series A 9% Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at the office of the Corporation or, if the Corporation shall have appointed a transfer agent for the Series A 9% Convertible Preferred Stock, at the office of such transfer agent, into such number of authorized but previously unissued shares of Common Stock as is determined by dividing $10.00 by the then applicable conversion price, which shall be as follows:

                             (i) At any time on or before 5:00 p.m. Pacific
Standard Time on December 31, 1999, (the "Expiration Time"), the conversion price shall be $2.50. Upon conversion of any shares of Series A 9% Convertible Preferred Stock at any time before the Expiration Time, the holders shall be entitled to receive such additional number of authorized but previously unissued shares of Common Stock as is determined by dividing the amount of such accumulated, accrued or unpaid dividends in respect of such shares of Series A 9% Convertible Preferred Stock by $2.50.

                             (ii) At any time after the Expiration Time, the
conversion price shall be $5.55. Upon conversion of any shares of Series A 9% Convertible Preferred Stock at any time after the Expiration Time, the holders shall be entitled to receive in cash any accumulated, accrued or unpaid dividends in respect of such shares of Series A 9% Convertible Preferred Stock.

                       (b) MANDATORY CONVERSION. At such time as the closing price of the Common Stock (as determined below), for a period of 20 consecutive business days, is an amount equal to or greater than $6.66, the Company shall have the right to require and compel each holder of Series A 9% Convertible Preferred Stock to convert the Series A 9% Convertible Preferred Stock to Common Stock on those terms specified by the provisions of Paragraph 5(a) of this Section E. For purposes of this Paragraph 5(b), the closing price of the Common Stock on any business day shall be the last sale price, regular way, or, in the case no such sale takes place, the average of the high bid and low bid asked prices in the over-the-counter market, or such other system then in use, or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock, which market maker shall be selected by the Board of Directors of the Corporation. If no such market maker is making a market in the Common Stock, the closing price of the Common Stock as determined in good faith by the Board of Directors of the Corporation shall be utilized.

                       (c) MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon any conversion of Series A 9% Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction. Before any holder of Series A 9% Convertible Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates representing and evidencing the Series A 9% Convertible Preferred Stock, duly endorsed, at the office of the Corporation, or if the Corporation shall have appointed a transfer agent for the Series A 9% Convertible Preferred Stock, at the office of such transfer agent, and shall give written notice to the Corporation at either such office that the holder elects to convert the same; provided, however, that in the event of any mandatory conversion pursuant to Paragraph 5(b) of this Section E, the outstanding shares of Series A 9% Convertible Preferred Stock shall be converted automatically without any further action by the holders of such shares, whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, if any; and provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such mandatory conversion unless the certificates evidencing such shares of Series A 9% Convertible Preferred Stock are either delivered to the Corporation or its transfer agent, if any, as provided above, or the holder notifies the

Corporation or its transfer agent, if any, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series A 9% Convertible Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as a result of the conversion into fractional shares of Common Stock. In the case of any mandatory conversion pursuant to Paragraph 5(b) of this Section E, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the event causing the required conversion. The person or persons entitled to receive the shares of Common Stock issuable upon any such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                       (d) ADJUSTMENTS FOR SUBDIVISIONS, COMBINATIONS OR CONSOLIDATIONS OF COMMON STOCK. If the outstanding shares of Common Stock are subdivided (by stock split, stock dividend or otherwise), into a greater number of shares of Common Stock, the number of shares of Common Stock into which each share of Series A 9% Convertible Preferred Stock may be converted shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock which each share of Series A 9% Convertible Preferred Stock may be converted into shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                       (e) ADJUSTMENTS FOR STOCK DIVIDENDS AND OTHER DISTRIBUTIONS. If the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Paragraph 5 or as provided in Paragraph 2(a) of this Section E, then and in each such event the holders of Series A 9% Convertible Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series A 9% Convertible Preferred Stock been converted into Common Stock on the date of such event.

                       (f) ADJUSTMENTS FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. Except as provided in Paragraph 3 of this Section E, upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Series A 9% Convertible Preferred Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the number of shares of Common Stock into which each share of Series A 9% Convertible Preferred Stock may be converted shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A 9% Convertible Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A 9% Convertible Preferred Stock immediately before the change.

                       (g) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision, combination, consolidation, reclassification, substitution or exchange of shares provided for elsewhere in this Paragraph 5), or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series A 9% Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A 9% Convertible Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Paragraph 5 with respect to the rights of the holders of the Series A 9% Convertible Preferred Stock after the reorganization, merger, consolidation, or sale to the end that the provisions of this Paragraph 5 shall be applicable after that event as nearly equivalent as may be practicable.

                       (h) NO IMPAIRMENT. Except as provided in Paragraph 9 of this Section E, the Corporation will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A 9% Convertible Preferred Stock against impairment.

                       (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock which each share of Series A 9% Convertible Preferred Stock may be converted into pursuant to this Paragraph 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A 9% Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                       (j) REDEMPTION.

                             (i) Shares of Series A 9% Convertible Preferred
Stock will be redeemable, at the option of the Corporation, in its sole and absolute discretion, on or after 5 years from the date of issuance, for cash at a redemption price of $10.00 per share, plus any accumulated, accrued and unpaid dividends. If redemption of the Series A 9% Convertible Preferred Stock occurs in part, such redemption shall occur on a pro rata basis. The conditions precedent to the Corporation's right to compel conversion of the Series A 9% Convertible Preferred Stock will not apply to the redemption by the Corporation of the Series A 9% Convertible Preferred Stock.

                             (ii) Notice of redemption will be given by mail or
by publication (with subsequent prompt notice by mail) to the holders of record of the Series A 9% Convertible Preferred Stock not less than 30 nor more than 60 days prior to the date of redemption, in the case of a redemption for cash. The redemption date will be a date selected by the Corporation not less than 10 nor more than 60 days after the date on which the Corporation gives the notice of redemption.

                             (iii) On the redemption date, the Corporation must
pay in cash on each share of Series A 9% Convertible Preferred Stock to be redeemed any accumulated, accrued and unpaid dividends, if any, on the redemption date. In the case of a redemption date falling after a dividend record date and prior to the related dividend payment date, the holders of the Series A 9% Convertible Preferred Stock at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares following such dividend record date. Except as provided for in the preceding sentences, no payment or allowance will be made for accumulated or accrued dividends on any shares of Series A 9% Convertible Preferred Stock called for redemption.

                             (iv) In the event that full cumulative dividends on
the Series A 9% Convertible Preferred Stock and any Parity Stock have not been paid or declared and set apart for payment, the Series A 9% Convertible Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire shares of Series A 9% Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series A 9% Convertible Preferred Stock.

                             (v) On and after the date fixed for redemption,
provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accumulate or accrue on the Series A 9% Convertible Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend record date and prior to the related dividend payment date, holders of Series A 9% Convertible Preferred Stock on the dividend record date will be entitled on such dividend payment date to receive the dividend payable on such shares), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares of Series A 9% Convertible Preferred Stock shall cease except the right to receive cash payable upon such redemption, without interest from the date of such redemption.

                             (vi) If the Corporation elects to redeem the Series
A 9% Convertible Preferred Stock, the Corporation will provide to holders of the Series A 9% Convertible Preferred Stock written notice of that election, and during the 30-day period immediately following the date of that notice those holders will have the option to convert the Series A 9% Convertible Preferred Stock to Common Stock at a price equal to $5.55. If the Series A 9% Convertible Preferred Stock is redeemed in part, such redemption will be on a pro rata basis.

                       (k) NOTICES OF RECORD DATE. If the Corporation proposes at any time to:

                             (i) declare any dividend or distribution upon its
Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                             (ii) offer for subscription pro rata to the holders
of any class or series of its capital stock any additional shares of capital stock of any class or series or other rights;

                             (iii) effect any reclassification or
recapitalization of its Common Stock outstanding involving a change in the Common Stock;

                             (iv) merge or consolidate with or into any other
corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

                             (v) cause the mandatory conversion of the Series A
9% Convertible Preferred Stock; or

                             (vi) redeem the Series A 9% Convertible Preferred
Stock,

then, in connection with each such event, this Corporation shall send to the holders of the Series A 9% Convertible Preferred Stock:

                                       (A) at least 20 days' prior written
notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

                                       (B) in the case of the matters referred
to in (iii), (iv), (v) and (vi) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock or Common Stock shall be entitled or compelled to exchange their Preferred Stock or Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series A 9% Convertible Preferred Stock at the address for each such holder as shown on the books of the Corporation.

                  6. VOTING RIGHTS UPON DEFAULT REGARDING PAYMENT OF DIVIDENDS. Holders of the Series A 9% Convertible Preferred Stock will have the right to elect a majority of the members of the Board of Directors of the Corporation upon a cumulative default, whether consecutive or not, of 8 quarterly dividends, and that right shall continue until full and complete payment of all dividends in arrears on the Series A 9% Convertible Preferred Stock.

                  7. STATUS OF CONVERTED STOCK. If any shares of Series A 9% Convertible Preferred Stock are repurchased or converted pursuant to Paragraph 5 of this Section E, the shares so repurchased or converted shall be retired and shall thereafter have the status of authorized and unissued shares of Preferred Stock which may be reissued by the Corporation at any time as shares of any series of Preferred Stock.

                  8. RESTRICTIONS AND LIMITATIONS.

                       (a) At such time as any shares of Series A 9% Convertible Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least 66-2/3% of the then outstanding shares of Series A 9% Convertible Preferred Stock:

                             (i) Redeem, purchase or otherwise acquire for
value, any share or shares of Series A 9% Convertible Preferred Stock, otherwise than by conversion in accordance with Paragraph 5 of this Section E;

                             (ii) Redeem, purchase or otherwise acquire any of
the Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary of the Corporation pursuant to agreements pursuant to which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;

                             (iii) Authorize or issue, or obligate itself to
issue, any other equity security (including any security convertible into or exercisable for any equity security) senior to or on a parity with the Series A 9% Convertible Preferred Stock as to dividend or redemption rights and liquidation preferences;

                             (iv) Effect any sale, lease, assignment, transfer,
or other conveyance of all or substantially all of the assets of the Corporation or any of its subsidiaries, or any consolidation or merger involving the Corporation or any of its subsidiaries, or any reclassification or other change of any stock, or any recapitalization of the Corporation; or

                             (v) Increase or decrease (other than by conversion)
the total number of authorized shares of Series A 9% Convertible Preferred
Stock.

                       (b) The Corporation shall not amend its Restated Certificate of Incorporation without the approval, by vote or written consent, by the holders of 66-2/3% of the Series A 9% Convertible Preferred Stock, if such amendment would amend, modify, annul, supersede, or otherwise change any of the rights, preferences, privileges of, or limitations provided for herein for the benefit of any shares of the Series A 9% Convertible Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Restated Certificate of Incorporation without the approval by the holders of 66-2/3% of the Series A 9% Convertible Preferred Stock, if such amendment would:

                             (i) Reduce the dividend rate on the Series A 9%
Convertible Preferred Stock provided for herein, or make such dividends noncumulative, or defer the date from which dividends will accrue, or cancel accrued and unpaid dividends, or change the relative seniority rights of the holders of the Series A 9% Convertible Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation;

                             (ii) Reduce the amount payable to the holders of
the Series A 9% Convertible Preferred Stock upon the voluntary or involuntary liquidation, dissolution, or winding up the Corporation, or change the relative seniority of the liquidation preferences of the holders of the Series A 9% Convertible Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Corporation; or

                             (iii) Cancel or modify the conversion rights of the
Series A 9% Convertible Preferred Stock provided for in Paragraph 5 of this Section E.

         F. The rights, preferences, privileges and restrictions of the Series B Preferred Stock shall be as follows:

                  1. PRIORITY. Shares of Series B Preferred Stock shall rank prior to the Corporation's Common Stock and junior to the Corporation's Series A 9% Convertible Preferred Stock with respect to the payment of dividends and upon liquidation. All other series of Preferred Stock and other classes of Preferred Stock of the Corporation shall rank junior to the Series B Preferred Stock with respect thereto; provided, however, that holders of Series B Preferred Stock may, by vote or written consent of the holders of 66-2/3% or more of the then outstanding Series B Preferred Stock, elect from time to time to allow other series or classes of Preferred Stock to rank senior to the Series B Preferred Stock with respect to dividends, assets or liquidation.

                  2. DIVIDENDS.

                       (a) Dividend rates on the shares of Series B Preferred Stock shall be at a rate per annum of 6% (i) for the period (the "Initial Dividend Period") pro rated on a daily basis from April 15, 1994 to and including May 31, 1994, and (ii) for each quarterly dividend period (the "Quarterly Dividend Period"), which Quarterly Dividend Periods shall commence on June 1, September 1, December 1, and March 1, in each year and shall end on and include the day immediately preceding the first day of the next Quarterly Dividend Period. Such dividends shall be cumulative (but not compounded) and accrue quarterly from the date of original issue of such shares and shall be payable, if, when, and as declared by the Board of Directors, on June 30, 1994 (in respect of the Initial Dividend Period), on September 30 (in respect of the Quarterly Dividend Period beginning the preceding June 1), on December 31 (in respect of the Quarterly Dividend Period beginning the preceding September 1) and on March 31 (in respect of the Quarterly Dividend Period beginning the preceding December 1) of each year thereafter. Each such dividend shall be paid to the holders of record of the Series B Preferred Stock as they shall appear on the stock register of the Corporation on such record date, not exceeding 30 days nor less than 10 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof. If declared, dividends shall be payable in cash or by the issuance and delivery of additional shares of the Corporation's Series B Preferred Stock as provided in this Paragraph 2(a) and in Paragraph 2(b) below. Fractional shares of Series B Preferred Stock may be issued to the extent necessary to make such dividend payments. Any additional shares of Series B Preferred Stock issued pursuant to this Paragraph 2(a) shall be governed by this Section F and shall be subject in all respects, except the issuance date, to the same terms as the shares of Series B Preferred Stock originally issued hereunder.

                       (b) If the Corporation is to pay all or any portion of dividends through the issuance of additional shares of Series B Preferred Stock, it shall give written notice to the holders of the Series B Preferred Stock and, if the Corporation shall have appointed a transfer agent for the Series B Preferred Stock, to such transfer agent, of such fact not less than 5 or more than 45 days prior to the record date for such dividend and require the Corporation or transfer agent, as the case may be, to issue certificates for additional shares of Series B Preferred Stock representing the number of such shares of Series B Preferred Stock to be issued in accordance with Paragraph 2(a) of this Section F.

                       (c) No dividends shall be payable on any shares of any class of the Corporation's capital stock ranking junior to the Series B Preferred Stock as to the payment of dividends unless all accrued dividends on the Series B Preferred Stock to the record date of the proposed dividends on the junior class shall have been paid or have been declared and a sum sufficient for the payment of those dividends reserved.

                       (d) Upon any conversion of any shares of Series B Preferred Stock as described in Paragraph 6 of this Section F, the holders thereof shall be entitled to receive in cash or in additional shares of Series B Preferred Stock pursuant to Paragraphs 2(a) and 2(b) of this Section F any accumulated, accrued or unpaid dividends in respect of such shares of the Series B Preferred Stock.

                  3. LIQUIDATION PREFERENCE.

                       (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series B Preferred Stock shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus and whether or not any dividends as such are declared, $10.00 per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common Stock or any other class of shares or series thereof ranking junior to the Series B Preferred Stock with respect to the distribution of assets.

                       (b) For purposes of this Paragraph 3, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations with or into the Corporation, or the sale of all or substantially all of the assets of the Corporation, or any other corporate reorganization in which consolidation, merger, sale of assets or reorganization the stockholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of this Corporation hold more than 50% of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization, in which case such consolidation, merger, sale of assets or reorganization shall not be treated as a liquidation, dissolution, or winding up within the meaning of this Paragraph 3.

                       (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributive amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

                       (d) No payment on account of such liquidation, dissolution or winding up of the affairs of the Corporation shall be made to the holders of any class or series of stock ranking on a parity with the Series B Preferred Stock in respect of the distribution of assets, unless there shall likewise be paid at the same time to the holders of the Series B Preferred Stock like proportionate distributive amounts, ratably, in proportion to the fully distributive amounts to which they and the holders of such parity stock are respectively entitled with respect to such preferential distribution.

                  4. VOTING RIGHTS. Except as set forth in Paragraphs 1 and 7 of this Section F, the holders of Series B Preferred Stock shall not have any voting powers, either general or special.

                  5. CONVERSION.

                       (a) VOLUNTARY CONVERSION. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or, if the Corporation shall have appointed a transfer agent for the Series B Preferred Stock, at the office of such transfer agent, into one (1) fully paid and nonassessable share of Common Stock.

                       (b) AUTOMATIC CONVERSION.

                             (i) Each share of Series A Convertible Preferred
Stock shall automatically be converted into one (1) fully paid and nonassessable share of the Corporation's Common Stock (i) upon a Change in Control (as hereinafter defined) of the aggregate number of shares of Series B Preferred Stock and Common Stock outstanding as of the date on which the first share of Series B Preferred Stock was first issued, during any 12-month period, and (ii) upon the sale of all or substantially all of the assets of the Corporation.

                             (ii) For purposes of this Paragraph 5(b), the term
"Change in Control" shall mean the direct or indirect acquisition by any "person" (as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended) of the direct or indirect beneficial ownership of more than 40% of the aggregate number of shares of Series B Preferred Stock and Common Stock outstanding as of the date on which the first share of Series B Preferred Stock was first issued.

                       (c) MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon any conversion of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction. Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or, if the Corporation shall have appointed a transfer agent for the Series B Preferred Stock, at the office of such transfer agent, and shall give written notice to the Corporation at either such office that the holder elects to convert the same; provided, however, that in the event of any automatic conversion pursuant to Paragraph 5(b) of this Section F, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares, whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, if any; and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series B Preferred Stock are either delivered to the Corporation or its transfer agent, if any, as provided above, or the holder notifies the Corporation or its transfer agent, if any, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. In the case of any automatic conversion pursuant to Paragraph 5(b) of this Section F, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the event causing the required conversion. The person or persons entitled to receive the shares of Common Stock issuable upon any such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                       (d) ADJUSTMENTS FOR SUBDIVISIONS, COMBINATIONS OR CONSOLIDATIONS OF COMMON STOCK. If the outstanding shares of Common Stock are subdivided (by stock split, stock dividend or otherwise), into a greater number of shares of Common Stock, the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall, concurrently with the effectiveness of such subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock which each share of Series B Preferred Stock may be converted into shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                       (e) ADJUSTMENT FOR STOCK DIVIDENDS AND OTHER
DISTRIBUTIONS. If the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation's securities) payable in property or in securities of the Corporation other than shares of Common Stock, and other than as otherwise adjusted in this Paragraph 5 or as provided in Paragraph 2(a) of this Section F, then and in each such event the holders of Series B Preferred Stock shall receive at the time of such distribution, the amount of property or the number of securities of the Corporation that they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event.

                       (f) ADJUSTMENTS FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. Except as provided in Paragraph 3 of this Section F, upon any liquidation, dissolution or winding up of the Corporation, if the Common Stock issuable upon conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before the change.

                       (g) REORGANIZATION, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision, combination, consolidation, reclassification, substitution or exchange of shares provided for elsewhere in this Paragraph 5), or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Paragraph 6 with respect to the rights of the holders of the Series B Preferred Stock after the reorganization, merger, consolidation, or sale to the end that the provisions of this Paragraph 6 shall be applicable after that event as nearly equivalent as may be practicable.

                       (h) NO IMPAIRMENT. Except as provided in Paragraph 7 of this Section F, the Corporation will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

                       (i) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock which each share of Series B Preferred Stock may be converted into pursuant to this Paragraph 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                       (j) NOTICES OF RECORD DATE. If the Corporation proposes at any time to:

                             (i) declare any dividend or distribution upon its
Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                             (ii) offer for subscription pro rata to the holders
of any class or series of its capital stock any additional shares of capital stock of any class or series or other rights;

                             (iii) effect any reclassification or
recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

                             (iv) merge or consolidate with or into any other
corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up,

then, in connection with each such event, this Corporation shall send to the holders of the Series B Preferred Stock:

                                       (A) at least 20 days' prior written
notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

                                       (B) in the case of the matters referred
to in (iii) and (iv) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series B Preferred Stock at the address for each such holder as shown on the books of the Corporation.

                  6. STATUS OF CONVERTED STOCK. If any shares of Series B Preferred Stock are repurchased or converted pursuant to Paragraph 5 of this Section F, the shares so repurchased or converted shall not be reissued, shall be retired and shall thereafter have the status of authorized and unissued shares of Preferred Stock which may be reissued by the Corporation at any time as shares of any series of Preferred Stock, including shares of Series B Preferred Stock.

                  7. RESTRICTIONS AND LIMITATIONS.

                       (a) So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least 66-2/3% of the then outstanding shares of Series B Preferred Stock:

                             (i) Redeem, purchase or otherwise acquire for
value, any share or shares of Series B Preferred Stock otherwise than by conversion in accordance with Paragraph 5 of this Section F;


                             (ii) Redeem, purchase or otherwise acquire any of
the Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary of the Corporation pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment; provided further, however, that the total amount applied to the repurchase of shares of Common Stock shall not exceed $100,000 during any 12-month period;

                             (iii) Authorize or issue, or obligate itself to
issue, any other equity security (including any security convertible into or exercisable for any equity security) senior to or on a parity with the Series B Preferred Stock as to dividend or redemption rights and liquidation preferences;

                             (iv) Effect any sale, lease, assignment, transfer,
or other conveyance of all or substantially all of the assets of the Corporation or any of its subsidiaries, or any consolidation or merger involving the Corporation or any of its subsidiaries, or any reclassification or other change of any stock, or any recapitalization of the Corporation; or

                             (v) Increase or decrease (other than by conversion)
the total number of authorized shares of Series B Preferred Stock.

                       (b) The Corporation shall not amend its Restated Certificate of Incorporation without the approval, by vote or written consent, by the holders of 66-2/3% of the Series B Preferred Stock if such amendment would change any of the rights, preferences, privileges of, or limitations provided for herein for the benefit of any shares of the Series B Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Restated Certificate of Incorporation without the approval by the holders of 66-2/3% of the Series B Preferred Stock if such amendment would:

                             (i) Reduce the dividend rate on the Series B
Preferred Stock provided for herein, or make such dividends noncumulative, or defer the date from which dividends will accrue, or cancel accrued and unpaid dividends, or change the relative seniority rights of the holders of the Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation;

                             (ii) Reduce the amount payable to the holders of
the Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of the Series B Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Corporation;

                             (iii) Make the Series B Preferred Stock redeemable
at the option of the Corporation; or

                             (iv) Cancel or modify the conversion rights of the
Series B Preferred Stock provided for in Paragraph 5 of this Section F.


                                    ARTICLE V

         The Corporation is to have perpetual existence.

                                   ARTICLE VI

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                   ARTICLE VII

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE VIII

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE IX

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article IX by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                    ARTICLE X

         A. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section B of this Article X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article X or otherwise (hereinafter an "undertaking").

         B. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section A of this Article X is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article X or otherwise shall be on the Corporation.

         C. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other rights which any person may have or hereafter acquire under any statute, this Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         D. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         E. INDEMNIFICATION OF AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

                                   ARTICLE XI

         No contract or other transaction between the Corporation and any other corporation shall be affected by the fact that a director or officer of the Corporation is interested in or is a director or officer of such other corporation; and any director, individually or jointly, may be a party to or may be interested in any corporation or transaction of the Corporation or in which the Corporation is interested; and no contract or other transaction of the Corporation with any person, firm or corporation shall be affected by the fact that any director of the Corporation is a party to or is interested in such contract, act or transaction or is in any way connected with such person, firm or corporation, and every person who may become a director of the Corporation is hereby relieved from liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested, provided said director acts in good faith.

         THIRD:     The foregoing amendments were approved by the holders of the requisite number of shares of the Corporation in accordance with Section 211 of the Delaware General Corporation Law.

         FOURTH:    The foregoing amendments were duly adopted in accordance
with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officers this ____ day of June, 1999.




                                        ----------------------------------------
                                        Fred H. Behrens, Chairman of the Board



                                        ----------------------------------------
                                        Robin E. Swanson, Secretary

                      USA BIOMASS CORPORATION COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of USA Biomass Corporation ("Company") hereby constitutes and appoints Fred H. Behrens, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of Common Stock of the Company standing in the name of the undersigned on the record date at the 1999 Annual Meeting of Stockholders of the Company to be held at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210, June 11, 1999, at 10:00 a.m. local time, and at any adjournment thereof, upon the following:

     1. To elect nine directors as follows:


        [ ]  FOR all nominees listed below,
             except as marked to the contrary below

        [ ]  WITHHOLD AUTHORITY to vote for
             all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

     Fred H. Behrens   Robert A. Wright   Eugene W. Tidgewell   Marlene A. Tapie

     Dale P. Paisley   Marlin T. McKeever  Richard Mora   Mike McDonald

                                 H. Glen Leason


     2. To consider and vote upon a proposal to approve a Restated Certificate of Incorporation that temporarily alters the terms upon which shares of the Company's Series A 9% Convertible Preferred Stock are voluntarily convertible, effects certain non-substantive grammatical changes and consolidates and restates the Company's Certificate of Incorporation and amendments to the Certificate of Incorporation.

         [ ]  FOR approval          [ ]  AGAINST approval          [ ]  ABSTAIN


     3. To consider and vote upon a proposal to ratify the appointment of Kelly & Company as independent auditors of the Company for the fiscal year beginning January 1, 1999.

         [ ]  FOR approval          [ ]  AGAINST approval          [ ]  ABSTAIN


     4. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                              DATED:____________________________

                                              __________________________________
                                              (Signature of Stockholder(s))

                                              __________________________________
                                              (Print Name(s) Here)

                                         [ ] PLEASE CHECK IF YOU ARE PLANNING TO
                                             ATTEND THE ANNUAL MEETING.

         USA BIOMASS CORPORATION SERIES A 9% CONVERTIBLE PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Series A 9% Convertible Preferred Stock of USA Biomass Corporation ("Company") hereby constitutes and appoints Fred H. Behrens, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of Series A 9% Convertible Preferred Stock of the Company standing in the name of the undersigned on the record date at the 1999 Annual Meeting of Stockholders of the Company to be held at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210, June 11, 1999, at 10:00 a.m. local time, and at any adjournment thereof, upon the following:


     1. To consider and vote upon a proposal to approve a Restated Certificate of Incorporation that temporarily alters the terms upon which shares of the Company's Series A 9% Convertible Preferred Stock are voluntarily convertible, effects certain non-substantive grammatical changes and consolidates and restates the Company's Certificate of Incorporation and amendments to the Certificate of Incorporation.

         [ ]  FOR approval          [ ]  AGAINST approval          [ ]  ABSTAIN


     2. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                              DATED:____________________________

                                              __________________________________
                                              (Signature of Stockholder(s))

                                              __________________________________
                                              (Print Name(s) Here)

                                         [ ] PLEASE CHECK IF YOU ARE PLANNING TO
                                             ATTEND THE ANNUAL MEETING.

                USA BIOMASS CORPORATION SERIES B PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Series B Preferred Stock of USA Biomass Corporation ("Company") hereby constitutes and appoints Fred H. Behrens, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of Series B Preferred Stock of the Company standing in the name of the undersigned on the record date at the 1999 Annual Meeting of Stockholders of the Company to be held at the Miramonte Resort, 76-477 Highway 111, Indian Wells, California 92210, June 11, 1999, at 10:00 a.m. local time, and at any adjournment thereof, upon the following:


     1. To consider and vote upon a proposal to approve a Restated Certificate of Incorporation that temporarily alters the terms upon which shares of the Company's Series A 9% Convertible Preferred Stock are voluntarily convertible, effects certain non-substantive grammatical changes and consolidates and restates the Company's Certificate of Incorporation and amendments to the Certificate of Incorporation.

         [ ]  FOR approval          [ ]  AGAINST approval          [ ]  ABSTAIN


     2. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                              DATED:____________________________

                                              __________________________________
                                              (Signature of Stockholder(s))

                                              __________________________________
                                              (Print Name(s) Here)

                                         [ ] PLEASE CHECK IF YOU ARE PLANNING TO
                                             ATTEND THE ANNUAL MEETING.